Exhibit 24.2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Patrick E. Allen

hereby constitute and appoint Patricia L. Kampling, James H. Gallegos, Thomas L. Hanson, Robert J. Durian, Benjamin M. Bilitz, Neil M. Krebsbach and Amy L. Cralam, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Interstate Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of the Company’s preferred stock or unsecured debt securities (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of November, 2016.

/s/ Patrick E. Allen
Patrick E. Allen

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Michael L. Bennett

hereby constitute and appoint Patricia L. Kampling, James H. Gallegos, Thomas L. Hanson, Robert J. Durian, Benjamin M. Bilitz, Neil M. Krebsbach and Amy L. Cralam, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Interstate Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of the Company’s preferred stock or unsecured debt securities (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of November, 2016.

/s/ Michael L. Bennett
Michael L. Bennett

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Deborah B. Dunie

hereby constitute and appoint Patricia L. Kampling, James H. Gallegos, Thomas L. Hanson, Robert J. Durian, Benjamin M. Bilitz, Neil M. Krebsbach and Amy L. Cralam, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Interstate Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of the Company’s preferred stock or unsecured debt securities (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of November, 2016.

/s/ Deborah B. Dunie
Deborah B. Dunie

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Darryl B. Hazel

hereby constitute and appoint Patricia L. Kampling, James H. Gallegos, Thomas L. Hanson, Robert J. Durian, Benjamin M. Bilitz, Neil M. Krebsbach and Amy L. Cralam, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Interstate Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of the Company’s preferred stock or unsecured debt securities (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of November, 2016.

/s/ Darryl B. Hazel
Darryl B. Hazel

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Singleton B. McAllister

hereby constitute and appoint Patricia L. Kampling, James H. Gallegos, Thomas L. Hanson, Robert J. Durian, Benjamin M. Bilitz, Neil M. Krebsbach and Amy L. Cralam, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Interstate Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of the Company’s preferred stock or unsecured debt securities (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of November, 2016.

/s/ Singleton B. McAllister
Singleton B. McAllister

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Thomas F. O’Toole

hereby constitute and appoint Patricia L. Kampling, James H. Gallegos, Thomas L. Hanson, Robert J. Durian, Benjamin M. Bilitz, Neil M. Krebsbach and Amy L. Cralam, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Interstate Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of the Company’s preferred stock or unsecured debt securities (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of November, 2016.

/s/ Thomas F. O’Toole
Thomas F. O’Toole

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Dean C. Oestreich

hereby constitute and appoint Patricia L. Kampling, James H. Gallegos, Thomas L. Hanson, Robert J. Durian, Benjamin M. Bilitz, Neil M. Krebsbach and Amy L. Cralam, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Interstate Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of the Company’s preferred stock or unsecured debt securities (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of November, 2016.

/s/ Dean C. Oestreich
Dean C. Oestreich

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Carol P. Sanders

hereby constitute and appoint Patricia L. Kampling, James H. Gallegos, Thomas L. Hanson, Robert J. Durian, Benjamin M. Bilitz, Neil M. Krebsbach and Amy L. Cralam, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Interstate Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of the Company’s preferred stock or unsecured debt securities (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of November, 2016.

/s/ Carol P. Sanders
Carol P. Sanders

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Susan D. Whiting

hereby constitute and appoint Patricia L. Kampling, James H. Gallegos, Thomas L. Hanson, Robert J. Durian, Benjamin M. Bilitz, Neil M. Krebsbach and Amy L. Cralam, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Interstate Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of the Company’s preferred stock or unsecured debt securities (collectively, the “Securities”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of November, 2016.

/s/ Susan D. Whiting
Susan D. Whiting